UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 15, 2013
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)
(Commission File Number) 1-14880    (IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Registrant’s telephone number, including area code) (877) 848-3866
NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
The information in Item 2.03 below is incorporated herein by reference in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On April 15, 2013, Lions Gate Entertainment Inc. (the “Issuer”), a wholly owned subsidiary of Lions Gate Entertainment Corp. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Kornitzer Capital Management, Inc. (the “Noteholder”), pursuant to which the Issuer will issue to the Noteholder US$60 million aggregate principal amount of 1.25% convertible senior subordinated notes due 2018 (the “Notes”). The Notes will be guaranteed by the Company pursuant to a note guarantee (the “Note Guarantee”) and issued under an indenture (the “Indenture”) to be entered into by and among the Issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee. The Notes were sold at 100% of the principal amount, resulting in gross proceeds of US$60 million. The Company intends to use proceeds from the Notes to pay down existing higher interest rate debt.
The Notes may be converted into common shares of the Company (the “Conversion Shares”) at any time prior to maturity or repurchase by the Company. The initial conversion price of the Notes will be $30.00, subject to adjustment in certain circumstances as specified in the Indenture. In addition, under certain circumstances upon a change in control, the Noteholder will be entitled to receive a make whole premium.
The Notes, the Note Guarantee and the Conversion Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold in the United States absent registration or an applicable exemption from registration requirements. Pursuant to the Purchase Agreement, the Noteholder will have the benefit of certain registration rights while such securities remain restricted (subject to certain exceptions). Upon written request from the Noteholder, the Issuer and the Company will use commercially reasonable efforts to file, within thirty (30) days of receipt of such written notice from the Noteholder (subject to postponement under certain circumstances), a shelf registration statement on Form S-3 (the “S-3 Registration Statement”) to register the re-sale of the Notes, the Note Guarantee and the Conversion Shares. The foregoing description of certain material provisions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 4.1.
Indenture and Notes
The following is a brief description of the material provisions of the Indenture and the Notes.
Interest. The Notes will accrue interest at a rate of 1.25% per annum on the principal amount of the Notes calculated from the date of issuance or from the most recent date to which interest has been paid until the principal of the Notes is paid or made available for payment pursuant to the terms of the Indenture. Interest will be payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2013.
Maturity. The Notes will mature on April 15, 2018.
Guarantee. Pursuant to the Note Guarantee, the Company will fully and unconditionally guarantee on an unsecured senior subordinated basis as primary obligor and not merely as surety, the payment of principal of, premium, if any, and interest on the Notes and, if applicable, the Issuer's payment of the repurchase price with respect to any Note.
Ranking. The Notes and the Note Guarantee will be subordinated in right of payment to the prior payment in full of specified existing and future senior debt of the Issuer and the Company, respectively, including the Issuer's obligations under its senior credit facility (up to $1.0 billion principal amount), vendor financing debt (up to $100 million) and all secured financing in connection with motion picture and television production and/or acquisition and the acquisition of libraries and catalogues. The Note Guarantee is effectively subordinated to all indebtedness and other liabilities of all subsidiaries of the Company, other than the Issuer. The Notes and the Note Guarantee will be on parity in right of payment with the Issuer's and the Company's other existing and future liabilities that are not secured or are not otherwise subordinated in favor of the Notes.
Change of Control. If the Company and/or the Issuer sells certain of its assets or experiences specific kinds of changes in control, under certain circumstances, there will be added to the common shares otherwise issuable upon conversion an additional number of common shares as a make whole premium as set forth in the Indenture.
Repurchase Events. The Issuer may be required to repurchase the Notes upon a “designated event,” consisting of certain changes of control, changes of management or the termination of trading of the Company's common shares on a U.S. national securities exchange, at a price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest and additional interest, if any, to, but excluding, the date of repurchase.
Other Covenants. The Indenture contains customary covenants including restrictions on the Issuer's ability and, in certain instances, the ability of the Company to, among other things consolidate, merge, transfer or otherwise dispose of all or substantially all of their assets. These covenants are subject to important limitations and exceptions.
Events of Default. The Indenture provides for customary events of default including failure to pay principal, premium, if any, or interest on the Notes, default in the performance or breach of any term or covenant in the Indenture, defaults under other debt agreements and bankruptcy of the Issuer, Company or certain of the Company's significant subsidiaries. Upon the occurrence of a bankruptcy default, the principal and unpaid interest, and any other monetary obligations, on all then outstanding Notes shall be immediately due and payable. Upon the occurrence of any other default, the holders of the Notes, subject to certain grace periods, may elect to declare the principal and unpaid interest, and any other monetary obligations, on all then outstanding Notes to be immediately due and payable.
Item 3.02.    Unregistered Sales of Equity Securities.
The Notes have not been registered under the Securities Act. The Issuer intends to issue US$60 million aggregate principal amount of the Notes in reliance on an exemption from registration provided by Section 4(2) of the Securities Act. As described under Item 2.03 above (the contents of which are incorporated herein by reference in its entirety), the Notes may be converted into Conversion Shares at any time prior to maturity or repurchase and such Conversion Shares also have not been registered under the Securities Act. The maximum number of the Company's common shares that may be issued upon conversion of the Notes, based on the initial conversion price, is 2,000,000 common shares.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are included with this Form 8-K and are being furnished solely for purposes of Items 1.01, 2.03 and 3.02 of this Form 8-K:

Exhibit Number	Description of Exhibit

4.1	Purchase Agreement, dated April 15, 2013 by and among Lions Gate Entertainment Inc., Lions Gate Entertainment Corp. and Kornitzer Capital Management, Inc.
4.2
The Company agrees to furnish to the Securities and Exchange Commission upon request a copy of each instrument with respect to issues of long-term debt of the Company and its subsidiaries, the authorized principal amount of which does not exceed 10% of the consolidated assets of the Company and its subsidiaries.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 15, 2013
LIONS GATE ENTERTAINMENT CORP.
(Registrant)
By:    /s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and Chief Strategic Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Purchase Agreement, dated April 15, 2013 by and among Lions Gate Entertainment Inc., Lions Gate Entertainment Corp. and Kornitzer Capital Management, Inc.
4.2
The Company agrees to furnish to the Securities and Exchange Commission upon request a copy of each instrument with respect to issues of long-term debt of the Company and its subsidiaries, the authorized principal amount of which does not exceed 10% of the consolidated assets of the Company and its subsidiaries.

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